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                                                                    EXHIBIT 10.6


                             SPLIT-DOLLAR AGREEMENT
                                     BETWEEN
                     SATURN ELECTRONICS & ENGINEERING, INC.,
                                WALLACE K TSUHA,
                                       AND
           SHERMAN CRUZ, TRUSTEE OF THE WALLACE K. TSUHA IRREVOCABLE
                    LIFE INSURANCE TRUST OF DECEMBER 13, 1991

         THIS AGREEMENT made and entered into as of the 15th day of July, 1999 by and among SATURN ELECTRONICS & ENGINEERING, INC., a Michigan Corporation, with principal offices and place of business in the State of Michigan, located at 255 Rex Blvd., Auburn Hills, MI 48326 (hereinafter referred to as the "Corporation"), WALLACE K. TSUHA, an individual residing in the State of Michigan, (hereinafter referred to as "Employee"), and SHERMAN CRUZ, TRUSTEE OF THE WALLACE K. TSUHA IRREVOCABLE LIFE INSURANCE TRUST OF DECEMBER 13, 1991 (hereinafter referred to as the "Owner").

         WITNESSETH THAT:

         WHEREAS, the Employee is employed by the Corporation; and

         WHEREAS, the Employee wishes to provide life insurance protection for his family in the event of his death, under a policy of life insurance insuring his life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof, and which shall be issued by NORTHWESTERN MUTUAL LIFE (hereinafter referred to as the "Insurer"); and

         WHEREAS, the Corporation is willing to pay a portion of the premiums due on the Policy as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

         WHEREAS, Owner is the Owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

         WHEREAS, the Corporation wishes to have the Policy collaterally assigned to it by the Owner, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policy; and

         WHEREAS, the parties intend that by such Collateral Assignment the Corporation shall receive only the right to such repayment, with the Owner retaining all other ownership rights in the Policy, as specified herein;



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         NOW THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1. PURCHASE OF POLICY. The Owner has purchased the Policy from the Insurer in the total face amount of TWENTY MILLION ($20,000,000.00) DOLLARS. The parties hereto have taken all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the Collateral Assignment filed with the Insurer relating to the Policy. The Parties further agree that they may convert the Policy to a new policy, if the parties to this Agreement agree to such a conversion. If the Policy is converted to a new policy, any change in the face amount and/or policy number shall be listed on Exhibit A hereof.


2.       OWNERSHIP OF POLICY.

         a. The Owner shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the Owner thereof by the terms of the Policy, except as may otherwise be provided herein.

         b. It is the intention of the parties to this Agreement and the Collateral Assignment executed by the Owner to the Corporation in connection herewith that the Owner shall retain all rights which the Policy grants to the Owner thereof; the sole right of the Corporation hereunder shall be to be repaid the amounts which it has paid toward the premiums on the Policy. Specifically, but without limitation, the Corporation shall neither have nor exercise any right as a collateral assignee of the Policy which could in any way defeat or impair the Owner's right to receive the Cash Surrender Value or the Death Proceeds of the Policy in excess of the amount due the Corporation hereunder. All provisions of this Agreement and of such Collateral Assignment shall be construed so as to carry out such intention.

3. POLICY DIVIDENDS. Any dividend declared on the Policy shall be applied to purchase paid-up additional insurance on the life of the Employee. The parties hereto agree that the dividend election provision of the Policy shall conform to the provisions hereof.

4.       PAYMENT OF PREMIUMS.

         a. Thirty (30) days prior to the due date of each Policy premium, the Owner shall notify the Corporation and the Employee of the exact amount due from the Corporation and Employee hereunder. The amount of premium payable by Employee shall be an amount at least equal to the annual cost of current life insurance protection on the life of Employee, measured by the lower of the PS 58 Rate, set forth in Rev. Rul. 55-747, 1955-2 C.B. 228, (or the corresponding


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              applicable provision of any future Revenue Ruling), or the
              Insurer's current published premium rate for annually renewable term insurance for standard risks. Either the Employee or the Owner, on behalf of the Employee, shall pay such required contribution to the Corporation prior to the premium due date. If neither the Employee nor the Owner makes such timely payment, the Corporation, in its sole discretion, may elect to make the Employee's portion of the premium payment, which payment shall be recovered by the Corporation as provided herein.


         b. On or before the due date of each Policy premium, or within the grace period provided therein, the Corporation shall pay the full amount of the premium to the Insurer, and shall upon request, promptly furnish the Employee evidence of timely payment of such premium. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for Federal and State income tax purposes, if any, as a result of the insurance protection provided the Owner as the Policy Beneficiary.

5. COLLATERAL ASSIGNMENT. To secure the repayment of the Corporation of the amount of the premiums on the Policy paid by it hereunder, the Owner has, contemporaneously herewith, assigned the Policy to the Corporation as collateral, under a separate document, which Collateral Assignment specifically provides that the sole right of the Corporation thereunder is to be repaid the amounts it has paid toward premiums on the Policy hereunder. Such repayment shall be made from the Cash Surrender Value of the Policy (as defined by the Insurer) if this Agreement is terminated or the Owner surrenders or cancels the Policy, or from the death proceeds of the Policy if the Employee should die while the Policy and Agreement remain in force. Furthermore, if Owner has taken any loans from the policy, either through the Insurer, or by pledging the Policy with a third party, Owner may be required by the Corporation to repay said loans, under the terms of this Agreement, if either the Net Cash Surrender Value or the Net proceeds are not sufficient to repay the Corporation for the premiums it has paid. In no event shall the Corporation have any right to borrow against or make withdrawals from the Policy, to surrender or cancel the Policy, nor to take any action which would impair or defeat the rights of the Owner in and to the Policy. The Collateral Assignment of the Policy to the Corporation hereunder shall not be terminated, altered or amended by the Owner while this Agreement is in effect. The parties hereto agree to take all action necessary to cause such Collateral Assignment to conform to the provisions of this Agreement.

6.       LIMITATION ON OWNER'S RIGHTS IN POLICY.

         a. The Owner shall take no action with respect to the Policy which would in any way compromise or jeopardize the Corporation's right to be repaid the amounts it has paid toward premiums on the Policy while this Agreement is in effect.



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         b.   With the prior written approval of the Corporation, the Owner may pledge or assign the Policy, subject to the terms and conditions of this Agreement, in order to secure a loan from the Insurer or from a third party, in an amount which shall not exceed the Cash Surrender Value of the Policy (as defined therein) as of the date to which premiums have been paid, less the amount paid toward the premiums on the Policy by the Corporation hereunder. Interest charges on such loan shall be the responsibility of and be paid by the Owner. For any policy year in which the Owner borrows hereunder, the Corporation shall be correspondingly relieved of its obligations to pay any amounts towards premiums hereunder for such policy year, to the extent of such borrowing.

         c. The Owner shall have the sole right to surrender or cancel the Policy, and to receive the full Cash Surrender Value of the Policy, remaining after any interest of the Corporation has first been satisfied hereunder, directly from the Insurer. Upon the surrender or cancellation of the Policy, the Corporation shall have the unqualified right to receive a portion of the Cash Surrender Value equal to the total amount of the premiums paid by it hereunder. If the Owner has obtained any loans from the Insurer, or from third parties by pledging the Policy, and the Cash Surrender Value is not sufficient to repay the Corporation for the premiums that it has paid, Owner shall repay said loans in order to increase the Cash Surrender Value available to repay the Corporation. Provided, however, the obligation owed to the Corporation shall not be larger than the Cash Surrender Value of the Policy, taking into account the repayment of any and all loans received by the Owner. Immediately upon receipt of such cash value of the Policy from the Insurer, the Owner shall pay to the Corporation the portion of such cash value to which it is entitled hereunder and shall retain the balance, if any; upon such receipt and payment, this Agreement shall thereupon terminate.

7.       COLLECTION OF DEATH PROCEEDS.

         a. Upon the death of the Employee, the Corporation and the Owner shall cooperate to take whatever action is necessary to collect the provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

         b. Upon the death of the Employee, the Corporation shall have the unqualified right to receive a portion of such equal to the total amount of premiums paid by it hereunder. If the Owner has outstanding loans, which have reduced the proceeds below the amount of premiums that the Corporation has paid, Owner shall be required to repay said loans in order to increase the available funds needed to repay the Corporation. The balance of the provided under the Policy, if any, shall be paid directly to the Owner, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall



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              the amount payable to the Corporation hereunder exceed the Policy proceeds payable at the death of the Employee, taking into account the repayment of any and all loans by the Owner. No amount shall be paid from such to the Owner until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

         c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no is payable under the Policy upon the death of the Employee and in lieu thereof the Insurer refunds all or a portion of the premiums paid for the Policy, the Corporation shall first receive its full premium contributions that it has paid hereunder, before the Owner receives its share, and then the Owner shall have the unqualified right to the balance of any refunded premiums. Owner and Employee shall take all actions necessary to comply with the policy requirements to assure that the and/or the Cash Surrender Value will be available.

8.       TERMINATION OF THE AGREEMENT DURING THE EMPLOYEE'S LIFETIME.

         a. This Agreement shall terminate during the Employee's lifetime without notice upon the occurrence of any of the following events:
              (a) total cessation of the Corporation's business; (b) bankruptcy, receivership or dissolution of the Corporation; (c) failure of both the Employee and the Owner to timely pay to the Corporation the Employee's portion of the premium, if any, due hereunder, unless the Corporation elects to make such payment on behalf of the Employee, as provided herein.

         b. In addition, either the Owner or the Employee may terminate this Agreement, while no premium under the Policy is overdue, by written notice to the other parties hereto. Such termination shall be effective as of the date of such notice.

         c. Furthermore, if the parties decide to convert the current Policy to a new policy, such conversion shall not act to terminate this Agreement.

         d. If the Policy terminates for any reason, this Agreement also terminates.

         e. Provided, however, if the Corporation merges with another entity, but the Corporation is the surviving entity, or as a result of an acquisition, the name of the Corporation is changed, such event shall not by itself act to terminate this Agreement.





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         f.   In the event the Corporation desires to become a public company, the Corporation reserves the right to review this Agreement at the time of an initial public offering and, at its option, terminate this Agreement by sending written notice to the other parties hereto.



9. DISPOSITION OF THE POLICY ON TERMINATION OF THE AGREEMENT DURING THE EMPLOYEE'S LIFETIME.

         a. For sixty (60) days after the date of the termination of this Agreement during the Employee's lifetime, the Owner shall have the option of obtaining the release of the Collateral Assignment of the Policy to the Corporation. To obtain such a release, the Owner shall repay to the Corporation the total amount of the premium payments made by the Corporation hereunder. Upon receipt of such amount, the Corporation shall release the Collateral Assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

         b. If the Owner fails to exercise such option within such sixty (60) day period, then, at the request of the Corporation, the Owner shall execute any document or documents required by the Insurer to transfer the interest of the Owner in the Policy to the Corporation. Thereafter, neither the Owner nor the Owner's successors, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement. Alternatively, the Corporation may enforce its right to be repaid the amount of the premiums on the policy paid by it from the Cash Surrender Value of the Policy under the Collateral Assignment of the Policy; provided that in the event the Cash Surrender Value of the Policy exceeds the amount due the Corporation, such excess shall be paid to the Owner.

10. INSURER NOT A PARTY. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, any modification or amendment hereof, shall in any way be construed as enlarging, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the Collateral Assignment executed by the Owner and filed with the Insurer in connection herewith.


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11.      NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND
         ADMINISTRATION.

         a. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

         b.   (1)   Claim. A party to this Agreement who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the Secretary of the Corporation at its then principal place of business.

              (2) Claim Decision. Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                    If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specified reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

              (3) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and review and submit issues and comments in writing for consideration by the Corporation. If the claimant does not request a review of the Corporation's determination by the Secretary of the Corporation within such sixty (60) day period, he or she



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              shall be barred and estopped from challenging the Corporation's determination.

         (4) Review of Decision. Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Corporation's determination. After considering all the materials presented by the Claimant, the Secretary will render a written opinion, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review. The Secretary's decision shall be final and binding upon the Claimant.

12. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, the Owner, and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

14. NOTICE. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States Certified Mail, postage prepaid or sent by Federal Express, Airborne, or UPS, addressed to such party's last known address as shown on the records of the Corporation or faxed to such party at said party's last known fax number. The date of such mailing shall be deemed the date of notice, consent or demand.

15. GOVERNING LAW. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Michigan.

                      THIS SPACE INTENTIONALLY LEFT BLANK

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

                                             SATURN ELECTRONICS & ENGINEERING,
                                             INC. ("Corporation")



                                             /s/ Donald J. Cowie
------------------------------               -----------------------------------
                                             Donald J. Cowie, C.F.O.




------------------------------



                                             WALLACE K. TSUHA ("Employee")


                                             /s/ Wallace K. Tsuha, Jr.
------------------------------               -----------------------------------




------------------------------


                                             SHERMAN CRUZ, TRUSTEE OF THE
                                             WALLACE K. TSUHA IRREVOCABLE
                                             LIFE INSURANCE TRUST OF DECEMBER
                                             13, 1991 ("Owner")



                                             /s/ Sherman Cruz
------------------------------               -----------------------------------
                                             Sherman Cruz, Trustee




------------------------------



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                                   EXHIBIT A

                                 LIFE INSURANCE

INSURER: Northwesten Mutual Life

INSURED: Wallace K. Tsuha

POLICY NUMBER: 14000573

FACE AMOUNT: TWENTY MILLION ($20,000,000.00)

DIVIDEND OPTION:

DATE OF ISSUE:







INSURER:
        ------------------------------------------------------------------------

INSURED:
        ------------------------------------------------------------------------

POLICY NUMBER:
              ------------------------------------------------------------------

FACE AMOUNT:
            --------------------------------------------------------------------

DIVIDEND:
         -----------------------------------------------------------------------

OPTION:
       -------------------------------------------------------------------------

DATE OF ISSUE:
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INSURER:
        ------------------------------------------------------------------------

INSURED:
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POLICY NUMBER:
              ------------------------------------------------------------------

FACE AMOUNT:
            --------------------------------------------------------------------

DIVIDEND:
         -----------------------------------------------------------------------

OPTION:
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DATE OF ISSUE:
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INSURER:
        ------------------------------------------------------------------------

INSURED:
        ------------------------------------------------------------------------

POLICY NUMBER:
              ------------------------------------------------------------------

FACE AMOUNT:
            --------------------------------------------------------------------

DIVIDEND:
         -----------------------------------------------------------------------

OPTION:
       -------------------------------------------------------------------------

DATE OF ISSUE:
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INSURER:
        ------------------------------------------------------------------------

INSURED:
        ------------------------------------------------------------------------

POLICY NUMBER:
              ------------------------------------------------------------------

FACE AMOUNT:
            --------------------------------------------------------------------

DIVIDEND:
         -----------------------------------------------------------------------

OPTION:
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DATE OF ISSUE:
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